Exhibit 32.1

CERTIFICATION PURSUANT TO

18 USC 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Semtech Corporation (the “Company”) on Form 10-Q for the period ended July 26, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mohan R. Maheswaran, Chief Executive Officer of the Company, hereby certify pursuant to 18 USC 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 3, 2009

/s/ Mohan R. Maheswaran
Mohan R. Maheswaran
Chief Executive Officer